UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 20, 2018

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TrustCo Bank Corp NY

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2018, the Compensation Committee of the TrustCo Bank Corp NY (“TrustCo”) board of directors, and the full board of directors, approved awards of restricted stock units and performance shares to eligible employees, including named executive officers, under the TrustCo Bank Corp NY Amended and Restated 2010 Equity Incentive Plan (the “Incentive Plan”). The board also approved awards of restricted stock units to members of the board under TrustCo Bank Corp NY Amended and Restated 2010 Directors Equity Incentive Plan (the “Director Plan”).

The awards of performance shares under the Incentive Plan are subject to both a time-based vesting condition and a performance goals condition. Achievement of the performance goals condition will be measured over a three-year performance period beginning on January 1, 2019 and ending on December 31, 2021. The conditions are described in more detail in the Performance Share Award Agreement attached hereto as Exhibit 10(a). Each such award agreement entered into by TrustCo’s named executive officers was substantially the same.

The periods of restriction applicable to the restricted stock unit awards will lapse as to all units awarded under either the Incentive Plan or the Director Plan in equal increments on the first, second and third anniversaries of the award date. The Restricted Stock Unit Award Agreement under the Incentive Plan is attached hereto as Exhibit 10(b), and Restricted Stock Unit Award Agreement under the Director Plan is attached hereto as Exhibit 10(c). Each such award agreement entered into by TrustCo’s named executive officers under the Incentive Plan and by TrustCo’s directors under the Director Plan was substantially the same.

Exhibit 99 hereto describes the amount of the awards to each named executive officer and director.

Item 8.01.	Other Events

Please refer to the discussion of the awards to members of the board of directors under Item 5.02 above.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Reg S-K Exhibit No.	Description

10(a)	Form of Performance Share Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2010 Equity Incentive Plan

10(b)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2010 Equity Incentive Plan

10(c)	Form of Directors Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2010 Directors Equity Incentive Plan

99	Awards to Named Executive Officers and Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2018

TrustCo Bank Corp NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Senior Vice President and
Chief Financial Officer

Exhibits Index

Reg S-K Exhibit No.	Description	Page

10(a)	Form of Performance Share Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2010 Equity Incentive Plan	1-5

10(b)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2010 Equity Incentive Plan	1-4

10(c)	Form of Directors Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY Amended and Restated 2010 Directors Equity Incentive Plan	1-4

99	Awards to Named Executive Officers and Directors	1